II-2

     As filed with the Securities and Exchange Commission on October 23, 1996
                            Registration No. 33-36934


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933
                              --------------------
                             THE QUIGLEY CORPORATION
             (Exact name of registrant as specified in its charter)
                              --------------------
        Nevada                                          23-2577138
(State or other jurisdic-                        (IRS Employer Identification
 tion of incorporation or                                   Number)
 organization)
                              The Landmark Building
                              Doylestown, PA 18901
               (Address of principal executive offices) (zip code)
                              --------------------
                   STOCK OPTION PLAN FOR EMPLOYEES, DIRECTORS,
                            CONSULTANTS AND ADVISERS
                           (Full titles of the plans)
                              --------------------
                                   Guy Quigley
                              Chairman of the Board
                             THE QUIGLEY CORPORATION
                                  P.O. Box 1349
                              Doylestown, PA 18901
                                 (215) 345-0919
(Name, address and telephone number, including area code, of agent for service)
                              --------------------

                         CALCULATION OF REGISTRATION FEE
                         -------------------------------

                                      Proposed      Proposed
                        Amount        Maximum       Maximum
 Title of               being         Offering      Aggregate     Amount of
 Securities to        Registered      Price Per     Offering      Registration
 be Registered            (1)         Share (2)     Price             Fee
 ---------------      ----------      ---------   -------------   ------------

 Common Stock,          250,000         $3.00      $750,000.00       $227.27
 $.001 par value



(1) This Registration Statement shall also cover any shares of Common Stock which will become issuable under the Option Plan by reason of any stock dividend, stock split, recapitalization or any other similar transaction without receipt of consideration which results in an increase in the number of outstanding shares of Common Stock of The Quigley Corporation.

(2) Calculated solely for purposes of this offering under Rule 457(c) of the Securities Act of 1933, as amended, on the basis of fifty percent of the average bid and asked price of The Quigley Corporation on October 23, 1996.

                                     PART II

               Information Required in the Registration Statement

Item 3. Incorporation of Documents by Reference

     The Quigley Corporation, a Nevada corporation (the "Registrant"), hereby incorporates by reference into this Registration Statement the following documents, (a) though (e) of which were previously filed with the Securities and Exchange Commission (the "Commission"):

     (a) The Registrant's Annual Report on Form 10-KSB for the fiscal year ended September 30, 1995, as filed on February 9, 1996

     (b) The Registrant's Quarterly Report on Form 10-QSB for the Quarter ending December 31, 1995; as filed on February 29, 1996

     (c) The Registrant's Quarterly Report on Form 10-QSB for the Quarter ended March 31, 1996 as filed on May 3, 1996

     (d) The Registrant's Quarterly Report on Form 10-QSB for the Quarter ending June 30, 1996; as filed on October 22, 1996

     (e) Any similar report filed subsequently with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the 1934 Act.

Item 4. Description of Securities

     Not applicable.

Item 5. Interests of Named Experts and Counsel

     Certain legal matters with respect to the legality of the issuance of the Common Stock offered hereby will be passed upon for the Registrant by William J. Reilly, Esq.

Item 6. Indemnification of Directors and Officers

     Not applicable.

Item 7. Exemption from Registration Claimed.

     Not applicable

Item 8. Exhibits

Exhibit Number                      Exhibit
--------------                      -------
5                   Opinion and consent of William J. Reilly, Esq.
24.1                Consent of Independent Auditors - Nathan Blumenfrucht, CPA
24.2                Consent of William J. Reilly, Esq is contained in Exhibit 5.
25                  Power of Attorney, Reference is made to page II-5 of this
                    Registration Statement

Item 9. Undertakings

     A. The undersigned Registrant hereby undertakes: (1) to file, during any period in which offers or sales are being make, a post-effective amendment to this Registration Statement (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended, (ii) to reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement, and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement; provided, however, that clauses (1)(i) and (1)(ii) shall not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to
          Section 13 or Section 15(d) of the 1934 Act that are incorporated by reference into the Registration Statement; (2) that for the purpose of determining any liability under the Securities Act of 1933, as amended, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the expiration, of the period to exercise the warrants.

     B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, as amended, each filing of the Registrant's annual report pursuant to
          Section 13(a) or Section 15(d) of the 1934 Act that is incorporated by reference into the Registration Statement shall be deemed to be new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     C. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers or controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit of proceeding) is asserted by such director, officer or controlling person in connection with securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933, as amended, and will be governed by the final adjudication of such issue.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filling on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the State of Pennsylvania, on October 23, 1996.

THE QUIGLEY CORPORATION

By: /s/ GUY QUIGLEY
-------------------
Guy Quigley
Chairman of the Board

That the undersigned officers and directors of The Quigley Corporation, a Nevada corporation, do hereby constitute and appoint Guy Quigley, the lawful attorney-in-fact and agent, with full power and authority to do any and all acts and things and all acts and things and to execute any and all required instruments which said attorney and agent determines may be necessary or advisable or required to enable said corporation to comply with the Securities Act of 1933, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with this Registration Statements. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to this Registration Statement, to any and all amendments and supplements to this Registration Statement and to any amendments or supplements thereof, and each of the undersigned hereby ratifies and confirms all that said attorney and agent, shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



  Signature                          Title                        Date
  ---------                          -----                        ----

/s/ GUY QUIGLEY               Chairman of the Board           October 23, 1996
---------------
Guy Quigley


/s/ CHARLES PHILLIPS           Vice President, Director       October 23, 1996
--------------------
Charles Phillips


/s/ ERIC H. KAYTES             Vice President, Director       October 23, 1996
------------------
Eric H. Kaytes

                       SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON D.C.


                                    EXHIBITS
                                       TO
                                    FORM S-8
                                      UNDER
                             SECURITIES ACT OF 1933



                             THE QUIGLEY CORPORATION

EXHIBIT NUMBER                      EXHIBIT INDEX
--------------                      -------------

5                   Opinion and consent of William J. Reilly, Esq.
24.1                Consent of Independent Auditors - Nathan Blumenfrucht, CPA
24.2                Consent of William J. Reilly, Esq is contained in Exhibit 5.
25                  Power of Attorney, Reference is made to page II-5 of this
                    Registration Statement

                                   Exhibit 5

                 Opinion and consent of William J. Reilly, Esq


                                   Law Offices
                             WILLIAM J. REILLY, ESQ.
                        396 Broadway New York, N.Y. 10013
                               Tel: (212) 219-9866
                               Fax: (212) 219-9968

 WILLIAM J. REILLY                                            55 Memorial Blvd.
  ATTORNEY AT LAW                                             Newport, RI 02940
                                                                (401) 693-1570
 JOSEPH W. PLUNKETT, JR.
     BRIAN DONNARD
      of Council


   23 October 1996

  Board of Directors
  The Quigley Corporation
  Landmark Building
  Doylestown, PA  18901

  To The Board of Directors:
  We refer to your Registration Statement on Form S-8 (the "Registration Statement") under the Securities Act of 1933, As Amended, of an aggregate of 1,000,000 Shares of Common Stock under the Stock Option Plan for Employees, Directors, Consultants and Advisers (the "Plan"). We advise you that, in our opinion, when such shares have been issued and sold pursuant to the applicable provisions of the Plan in accordance with the Registration Statement, such shares will be validly issued, fully-paid and non-assessable shares of The Quigley Corporation Common Stock.


  We hereby consent to the filing of this Opinion as an Exhibit to the Registration Statement.

  Very truly yours,

  /s/ William J. Reilly
  ---------------------
  William  J. Reilly

                                  Exhibit 24.1

           Consent of Independent Auditors - Nathan Blumenfrucht, CPA

                                 N. BLUMENFRUCHT
                           CERTIFIED PUBLIC ACCOUNTANT
                              1040 LAST 22ND STREET
                               BROOKLYN, NY 11210

                                 (718) 692-2743




The Board Of Directors
The Quigley Corporation



          I consent to the use in the S-8 filings of The Quigley Corporation relating to my report dated February 6, 1996 accompanying the financial statements of The Quigley Corporation contained in such Registration Statement, and to the use of my name, and the statements with respect to me under the heading "Experts" in the Prospectus.



/s/ NACHUM BLUMENFRUCHT
-----------------------
Nachum Blumenfrucht
Certified Public Accountant

Brooklyn, New York
October 23, 1996

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


                                 N. BLUMENFRUCHT
                           CERTIFIED PUBLIC ACCOUNTANT
                              1040 LAST 22ND STREET
                               BROOKLYN, NY 11210

                                 (718) 692-2743




  The Board Of Directors
  The Quigley Corporation



          I consent to the use in the S-8 filings of The Quigley Corporation relating to my report dated February 6, 1996 accompanying the financial statements of The Quigley Corporation contained in such Registration Statement, and to the use of my name, and the statements with respect to me under the heading "Experts" in the Prospectus.



/s/ NACHUM BLUMENFRUCHT
-----------------------
Nachum Blumenfrucht
Certified Public Accountant

Brooklyn, New York
October 23, 1996

                                  Exhibit 24.2

Consent of William J. Reilly, Esq is contained in Exhibit 5.


                                   Law Offices
                             WILLIAM J. REILLY, ESQ.
                        396 Broadway New York, N.Y. 10013
                               Tel: (212) 219-9866
                               Fax: (212) 219-9968

 WILLIAM J. REILLY                                            55 Memorial Blvd.
  ATTORNEY AT LAW                                             Newport, RI 02940
                                                                (401) 693-1570
 JOSEPH W. PLUNKETT, JR.
     BRIAN DONNARD
      of Council


   23 October 1996

  Board of Directors
  The Quigley Corporation
  Landmark Building
  Doylestown, PA  18901

  To The Board of Directors:
  We refer to your Registration Statement on Form S-8 (the "Registration Statement") under the Securities Act of 1933, As Amended, of an aggregate of 1,000,000 Shares of Common Stock under the Stock Option Plan for Employees, Directors, Consultants and Advisers (the "Plan"). We advise you that, in our opinion, when such shares have been issued and sold pursuant to the applicable provisions of the Plan in accordance with the Registration Statement, such shares will be validly issued, fully-paid and non-assessable shares of The Quigley Corporation Common Stock.


  We hereby consent to the filing of this Opinion as an Exhibit to the Registration Statement.

  Very truly yours,

  /s/ William J. Reilly
  ---------------------
  William  J. Reilly

                                   Exhibit 25


Power of Attorney, Reference is made to page II-5 of this Registration Statement